--------------------------------------------------------------------------------

     JP MORGAN                                                    November, 1997

--------------------------------------------------------------------------------
      $100,000,000 ADVANTA REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES,
                                 SERIES 1997-A

           Advanta National Bank, Advanta Finance Corp. - Originators

                  Advanta Mortgage Corp. USA - Master Servicer

                             TRANSACTION HIGHLIGHTS


----------------------------------------------------------------------------------------------------------------------------------
                                        EXPECTED                                                        EXPECTED     EXPECTED
                         APPROXIMATE     RATINGS     AVERAGE LIFE     EXPECTED PRINCIPAL                  FINAL        LEGAL
                            SIZE        (MOODY'S/                           WINDOW            DAY       MATURITY       FINAL
        CLASS           ($ THOUSANDS)     S&P)                                               COUNT                   MATURITY

==================================================================================================================================
     TO 10%              $100,000,000    Aaa/AAA         4.00              1 - 110          Act/360     1/25/2007     10/10/23
     CALL
----------------------------------------------------------------------------------------------------------------------------------
  TO MATURITY            $100,000,000    Aaa/AAA         4.28              1 - 235          Act/360     6/25/2017     10/10/23
----------------------------------------------------------------------------------------------------------------------------------

 SELLER                      Advanta National Bank, Advanta Finance Corp.

 DEPOSITOR:                  Advanta Mortgage Conduit Services, Inc.

 TRUSTEE:                    Bankers Trust Company of California, N.A.

 UNDERWRITERS:               J.P. Morgan Securities, Inc.

 COLLATERAL:                 Adjustable Rate Home Equity Lines of Credit
                             See attached "Collateral Description".

 PREPAYMENT SPEED:           25% CPR

 DRAW SPEED:                 10% CDR

 EXPECTED PRICING DATE:      TBD

 EXPECTED SETTLEMENT DATE:   November 20, 1997, through DTC, Euroclear, and CEDEL.

 CUT-OFF DATE:               October 31, 1997

 DISTRIBUTION DATES:         The 25th of each month or the following business
                             day, beginning December 26, 1997.



 OPTIONAL TERMINATION:           On any Distribution Date on which the
                                 Class A Principal Balance is less than 10% of the Original Class A Principal Balance, the
                                 Master Servicer will have the option to
                                 purchase, in whole, the Mortgage Loans and the REO Property, if any, remaining in the Trust
                                 Fund.


 NET FUNDS CAP RATE: [ADD        The Class A Interest Rate for an interest
 STEP-UP FOR CALL IF             accrual period will generally equal the
 APPLICABLE]                     lesser of (I) one month LIBOR plus [x] bps and
                                 (II) the fraction, expressed as an annual percentage rate, equal to twelve times the interest due on the Mortgage Loans during the related Remittance Period, minus the amount of Prepayment Interest Shortfalls and Relief Act
                                 Shortfalls for the related Remittance Period
                                 (net of Servicing Fee, the fees payable to the Indenture Trustee, and the Owner Trustee


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                             and the Bond Insurer premium) divided by the Trust
                             Collateral Value immediately prior to the related
                             Payment Date, commencing on the ten Payment Date, 0.50% (the "Net Funds Cap Rate").

 TRUST TAX STATUS:           Owner Trust

 ERISA ELIGIBILITY:          Certificates are ERISA eligible.

 SMMEA ELIGIBILITY:          The Certificates are NOT SMMEA eligible as there
                             are 2nd mortgages in the pool.


CREDIT ENHANCEMENT

 100% AMBAC wrapped. AMBAC primarily insures newly issued municipal and structured finance obligations. AMBAC is a wholly owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's, Standard and Poor's and Fitch have each assigned a triple-A claims-paying ability rating to AMBAC.


PAYMENT SCHEDULE

Managed Amortization Period: Commences December, 26th 1997 ending on the earlier of I) the December, 2000 payment date or II) the payment date immediately preceding a Rapid Amortization Event.

Rapid Amortization Period: Period which follows the earlier of I) end of the Managed Amortization Period and II) a Rapid Amortization Event




     ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1997-A COLLATERAL DESCRIPTION

    Based on October 17, 1997 Pool Data  (Final pool cut will be October 31)


 COLLATERAL:                                                 Adjustable Rate Home Equity Lines of Credit(1)

 AGGREGATE POOL BALANCE:                                     $75,450,120.14

 NUMBER OF LOANS:                                            2,379

 AVERAGE OUTSTANDING BALANCE:                                $31,715.06

 PRODUCT TYPE:                                               Home Equity Lines of Credit

 WEIGHTED AVERAGE COUPON:                                    11.81%

 WEIGHTED AVERAGE LIFE CAP:                                  19.82%

 ORIGINAL WEIGHTED AVERAGE TERM:                             256 months

 REMAINING WEIGHTED AVERAGE TERM:                            252 months

 WEIGHTED AVERAGE SEASONING:                                 4.4 months

 LIEN POSITION:                                              30.69% First Lien

 WEIGHTED AVERAGE COMBINED LOAN TO VALUE RATIO:              77.044%

 PROPERTY TYPE:                                              95.7% Single Family Homes

 OWNER OCCUPANCY:                                            98.4% Owner Occupied

 GEOGRAPHIC DISTRIBUTION (greater than or equal to 5%):      13.66% - NY; 8.63% - PA; 7.98% - NJ; 7.59%
                                                             - MI; 5.75% - AZ


--------------------
(1) All percentages and weighted averages calculated on the outstanding balance.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

            AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES


                         ASSUMES A 10% CLEAN-UP CALL

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CPR

              10%               15%              20%                25%             30%              35%              40%
             -----             -----            -----              -----           -----            -----            -----

 CDR            EXP FINAL        EXP FINAL         EXP FINAL         EXP FINAL        EXP FINAL        EXP FINAL        EXP FINAL
          WAL   (MONTHS)   WAL    (MONTHS)   WAL   (MONTHS)    WAL   (MONTHS)   WAL   (MONTHS)   WAL   (MONTHS)   WAL   (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
 0%      8.38      253     5.52     170      4.04     124      3.15     97      2.55     78      2.12     65     1.79      55

 5%      9.55      253     6.31     181      4.57     132      3.53     103     2.84     84      2.33     69     1.96      59

 10%     10.97     253     7.29     193      5.23     141      4.00     110     3.18     89      2.60     74     2.16      63

 15%     10.97     253     8.47     205      6.02     150      4.56     117     3.60     95      2.91     79     2.40      67

 20%     10.97     253     8.47     205      7.00     160      5.25     124     4.10     101     3.29     84     2.69      71

 25%     10.97     253     8.47     205      7.00     160      6.11     132     4.73     107     3.76     89     3.05      76

------------------------------------------------------------------------------------------------------------------------------------


                     ASSUMES NO CLEAN-UP CALL (MATURITY)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    CPR

              10%               15%               20%               25%              30%              35%              40%
            ------             -----             -----             -----            -----            -----            -----
 CDR            EXP FINAL        EXP FINAL         EXP FINAL         EXP FINAL        EXP FINAL        EXP FINAL        EXP FINAL
          WAL   (MONTHS)    WAL   (MONTHS)   WAL    (MONTHS)   WAL   (MONTHS)    WAL  (MONTHS)   WAL   (MONTHS)   WAL   (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
 0%      8.39      257     5.91     257      4.40     252      3.43     222     2.78     179     2.31     148    1.95      125

 5%      9.56      257     6.68     257      4.94     252      3.82     228     3.06     184     2.53     153    2.12      129

 10%     10.98     257     7.61     257      5.58     252      4.28     235     3.41     190     2.79     157    2.32      133

 15%     10.98     257     8.76     257      6.37     252      4.85     242     3.82     196     3.10     162    2.56      137

 20%     10.98     257     8.76     257      7.34     252      5.54     250     4.33     202     3.48     167    2.85      141

 25%     10.98     257     8.76     257      7.34     252      6.40     252     4.96     208     3.95     173    3.21      146

------------------------------------------------------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

     SENSITIVITY ANALYSIS  - PERCENTAGE OF ORIGINAL CERTIFICATE BALANCE -
                            AMORTIZATION SCHEDULE



              ASSUMES 10% CLEAN UP CALL AND 10% CONSTANT DRAW RATE

-----------------------------------------------------------------------------------------------------------------
                                                    CPR

  DATE                   10%          15%           20%           25%          30%           35%          40%
  ----                   ---          ---           ---           ---          ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
  AT CLOSING             100%         100%          100%          100%         100%          100%         100%

  NOVEMBER 25, 1998      99%          94%           88%           83%          77%           72%          66%

  NOVEMBER 25, 1999      99%          89%           78%           69%          60%           51%          44%

  NOVEMBER 25, 2000      99%          84%           70%           57%          46%           36%          28%

  NOVEMBER 25, 2001      89%          71%           55%           43%          33%           24%          18%

  NOVEMBER 25, 2002      80%          60%           44%           32%          23%           16%          11%

  NOVEMBER 25, 2003      72%          51%           35%           24%          16%           10%          0%

  NOVEMBER 25, 2004      64%          43%           28%           18%          11%           0%           0%

  NOVEMBER 25, 2005      58%          37%           23%           14%          0%            0%           0%

  NOVEMBER 25, 2006      52%          31%           18%           10%          0%            0%           0%

  NOVEMBER 25, 2007      47%          27%           15%           0%           0%            0%           0%

  NOVEMBER 25, 2008      42%          23%           12%           0%           0%            0%           0%

  NOVEMBER 25, 2009      38%          19%           0%            0%           0%            0%           0%

  NOVEMBER 25, 2010      34%          16%           0%            0%           0%            0%           0%

  NOVEMBER 25, 2011      31%          14%           0%            0%           0%            0%           0%

  NOVEMBER 25, 2012      28%          12%           0%            0%           0%            0%           0%

  NOVEMBER 25, 2013      25%          10%           0%            0%           0%            0%           0%

  NOVEMBER 25, 2014      22%          0%            0%            0%           0%            0%           0%

  NOVEMBER 25, 2015      20%          0%            0%            0%           0%            0%           0%

  NOVEMBER 25, 2016      18%          0%            0%            0%           0%            0%           0%

  NOVEMBER 25, 2017      16%          0%            0%            0%           0%            0%           0%

  NOVEMBER 25, 2018      3%           0%            0%            0%           0%            0%           0%

  NOVEMBER 25, 2019      0%           0%            0%            0%           0%            0%           0%

  NOVEMBER 25, 2020      0%           0%            0%            0%           0%            0%           0%

-----------------------------------------------------------------------------------------------------------------------



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

       ADVANTA REVOLVING HOME EQUITY LOAN TRUST 1997-A COLLATERAL TABLES

PORTFOLIO BY REMAINING TERM
-----------------------------------------------------------------------------------------
 REMAINING TERM                                                       PERCENT OF CURRENT
 (MONTHS)                    NUMBER OF LOANS     CURRENT BALANCE                 BALANCE
-----------------------------------------------------------------------------------------
     61    -         72                  38         1,146,060.61                   1.52%
     73    -         84                 197         6,303,078.29                   8.35%
     85    -         96                  17           503,470.18                   0.67%
    253    -        264                   3            94,817.18                   0.13%
    265    -        276               2,080        66,240,905.31                  87.79%
    289    -        300                  44         1,161,788.57                   1.54%
-----------------------------------------------------------------------------------------
                                      2,379        75,450,120.14                 100.00%
-----------------------------------------------------------------------------------------


PORTFOLIO BY CREDIT LIMIT
---------------------------------------------------------------------------------------
 CREDIT LIMIT                                                       PERCENT OF CURRENT
                              NUMBER OF LOANS      CURRENT BALANCE             BALANCE
---------------------------------------------------------------------------------------
        1    -     25,000               1,086        18,407,126.64              24.40%
   25,001    -     50,000                 963        31,521,607.57              41.77%
   50,001    -     75,000                 203        12,004,027.81              15.91%
   75,001    -    100,000                  71         6,029,488.75               7.99%
  100,001    -    125,000                  31         3,435,307.65               4.55%
  125,001    -    150,000                  12         1,601,092.78               2.12%
  150,001    -    175,000                   8         1,294,739.66               1.72%
  175,001    -    200,000                   1           177,585.78               0.24%
  200,001    -    225,000                   1           210,000.00               0.28%
  225,001    -    250,000                   2           490,343.50               0.65%
  250,001    -    300,000                   1           279,000.00               0.37%
---------------------------------------------------------------------------------------
                                        2,379        75,450,120.14             100.00%
---------------------------------------------------------------------------------------


PORTFOLIO BY CREDIT UTILIZATION RATE
-------------------------------------------------------------------------------------
 CREDIT UTILIZATION RATE                                          PERCENT OF CURRENT
                            NUMBER OF LOANS      CURRENT BALANCE             BALANCE
-------------------------------------------------------------------------------------
   0.01    -     10.00%                  17            17,382.18               0.02%
  10.01    -     20.00%                   8            22,430.55               0.03%
  20.01    -     30.00%                  17           112,053.33               0.15%
  30.01    -     40.00%                  20           201,821.82               0.27%
  40.01    -     50.00%                  22           334,729.00               0.44%
  50.01    -     60.00%                  30           459,216.11               0.61%
  60.01    -     70.00%                  42           779,824.84               1.03%
  70.01    -     80.00%                  75         2,016,508.37               2.67%
  80.01    -     90.00%                  91         2,430,460.66               3.23%
  90.01    -    100.00%               2,025        67,733,831.31              89.77%
 100.01    -    110.00%                  32         1,341,861.97               1.78%
-------------------------------------------------------------------------------------
                                      2,379        75,450,120.14             100.00%
-------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

PORTFOLIO BY LIFE CAP
-------------------------------------------------------------------------------------
 LIFE CAP                                                         PERCENT OF CURRENT
                            NUMBER OF LOANS      CURRENT BALANCE             BALANCE
-------------------------------------------------------------------------------------
  15.51    -     16.00%                   4            78,300.75               0.10%
  16.01    -     16.50%                   9         1,267,149.97               1.68%
  16.51    -     17.00%                  13         1,333,049.58               1.77%
  17.01    -     17.50%                  75         4,220,038.66               5.59%
  17.51    -     18.00%                 155         5,731,935.53               7.60%
  18.01    -     18.50%                 166         7,438,508.86               9.86%
  18.51    -     19.00%                 202         7,157,697.76               9.49%
  19.01    -     19.50%                 246         8,824,856.36              11.70%
  19.51    -     20.00%                 296         9,242,138.19              12.25%
  20.01    -     20.50%                 203         6,024,973.22               7.99%
  20.51    -     21.00%                 158         4,247,246.30               5.63%
  21.01    -     21.50%                 354         9,540,706.08              12.63%
  21.51    -     22.00%                 152         3,254,103.13               4.31%
  22.01    -     22.50%                 156         3,182,630.84               4.22%
  22.51    -     23.00%                 150         3,145,259.50               4.17%
  23.01    -     23.50%                  38           739,125.41               0.98%
  23.51    -     24.00%                   1            10,000.00               0.01%
  24.01    -     24.50%                   1            12,400.00               0.02%
-------------------------------------------------------------------------------------
                                      2,379        75,450,120.14             100.00%
-------------------------------------------------------------------------------------


PORTFOLIO BY ARM MARGIN
-------------------------------------------------------------------------------------
 ARM MARGIN                                                       PERCENT OF CURRENT
                            NUMBER OF LOANS      CURRENT BALANCE             BALANCE
-------------------------------------------------------------------------------------
   0.00    -      0.00%                   5           684,170.96               0.91%
   0.01    -      0.50%                  17         1,916,028.59               2.54%
   0.51    -      1.00%                  57         3,417,376.11               4.53%
   1.01    -      1.50%                 162         6,093,229.28               8.08%
   1.51    -      2.00%                 136         6,344,995.94               8.41%
   2.01    -      2.50%                 191         7,021,940.07               9.31%
   2.51    -      3.00%                 229         8,675,159.42              11.50%
   3.01    -      3.50%                 416        12,995,195.57              17.20%
   3.51           4.00%                 207         6,785,907.73               8.99%
   4.01           4.50%                 258         7,032,509.88               9.32%
   4.51           5.00%                 166         3,423,053.60               4.54%
   5.01           5.50%                 182         3,883,490.45               5.15%
   5.51           6.00%                 155         3,121,670.38               4.14%
   6.01           6.50%                 158         3,293,866.75               4.37%
   6.51    -      7.00%                  38           739,125.41               0.98%
   7.01    -      7.50%                   1            10,000.00               0.01%
   7.51    -      8.00%                   1            12,400.00               0.02%
-------------------------------------------------------------------------------------
                                      2,379        75,450,120.14             100.00%
-------------------------------------------------------------------------------------


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

PORTFOLIO BY PROPERTY STATE
-------------------------------------------------------------------------------------
                                 NUMBER OF                        PERCENT OF CURRENT
 PROPERTY STATE                      LOANS     CURRENT BALANCE               BALANCE
-------------------------------------------------------------------------------------
 Arizona                               130        4,338,206.01                 5.75%
 Arkansas                                1           17,905.93                 0.02%
 California                             87        3,044,731.82                 4.04%
 Colorado                               38        1,207,086.59                 1.60%
 Connecticut                            67        2,195,014.93                 2.91%
 Delaware                               12          471,153.69                 0.62%
 Florida                                81        2,364,058.86                 3.13%
 Georgia                                52        1,338,586.91                 1.77%
 Illinois                              117        3,764,400.47                 4.99%
 Indiana                                71        2,351,341.51                 3.12%
 Iowa                                    1            8,425.60                 0.01%
 Kansas                                 27          634,157.38                 0.84%
 Kentucky                               17          416,816.79                 0.55%
 Louisiana                               1           41,800.00                 0.06%
 Maryland                               60        1,927,172.22                 2.55%
 Massachusetts                          24          610,462.78                 0.81%
 Michigan                              205        5,727,456.93                 7.59%
 Minnesota                              48        1,475,588.30                 1.96%
 Missouri                               64        2,073,184.18                 2.75%
 Nevada                                 26          789,112.40                 1.05%
 New Jersey                            149        6,021,256.47                 7.98%
 New York                              289       10,320,233.48                13.66%
 North Carolina                         66        1,796,034.07                 2.38%
 Ohio                                  123        3,536,975.29                 4.69%
 Oregon                                 91        2,894,220.39                 3.84%
 Pennsylvania                          228        6,510,576.76                 8.63%
 Tennessee                              45        1,453,966.82                 1.93%
 Utah                                   44        1,247,517.90                 1.65%
 Vermont                                 1           71,980.00                 0.10%
 Virginia                               80        2,414,495.15                 3.20%
 Washington                             81        2,833,828.01                 3.76%
 Wisconsin                              53        1,552,372.50                 2.06%
-------------------------------------------------------------------------------------
                                     2,379       75,450,120.14               100.00%
-------------------------------------------------------------------------------------



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

PORTFOLIO BY COMBINED LTV
--------------------------------------------------------------------------------------
                                 NUMBER OF                        PERCENT OF CURRENT
 COMBINED LTV                        LOANS     CURRENT BALANCE               BALANCE
--------------------------------------------------------------------------------------
       0.01%  -         10.00%           2           52,866.30                 0.07%
      10.01%  -         20.00%          22          461,458.57                 0.61%
      20.01%  -         30.00%          32          801,701.26                 1.06%
      30.01%  -         40.00%          57        1,920,638.98                 2.55%
      40.01%  -         50.00%          82        2,392,010.74                 3.17%
      50.01%  -         60.00%         143        4,460,673.59                 5.91%
      60.01%  -         70.00%         216        7,044,164.81                 9.34%
      70.01%  -         80.00%         506       18,059,308.41                23.94%
      80.01%  -         90.00%         915       31,442,064.21                41.67%
      90.01%  -        100.00%         404        8,815,233.27                11.68%
--------------------------------------------------------------------------------------
                                     2,379       75,450,120.14               100.00%
--------------------------------------------------------------------------------------


PORTFOLIO BY PROPERTY TYPE
-------------------------------------------------------------------------------------
                                                                  PERCENT OF CURRENT
 PROPERTY TYPE            NUMBER OF LOANS       CURRENT BALANCE              BALANCE
-------------------------------------------------------------------------------------
 Single Family                      2,284         72,210,671.65               95.71%
 Two- to Four-Family                   35          1,213,028.11                1.61%
 Condominium                           13            342,072.22                0.45%
 Other                                 47          1,684,348.16                2.23%
-------------------------------------------------------------------------------------
                                    2,379         75,450,120.14              100.00%
-------------------------------------------------------------------------------------

PORTFOLIO BY LIEN POSITION
--------------------------------------------------------------------------------------
                                                                   PERCENT OF CURRENT
 LIEN POSITION            NUMBER OF LOANS         CURRENT BALANCE             BALANCE
--------------------------------------------------------------------------------------
 First                                454           23,153,334.77              30.69%
 Second                             1,925           52,296,785.37              69.31%
--------------------------------------------------------------------------------------
                                    2,379           75,450,120.14             100.00%
--------------------------------------------------------------------------------------


PORTFOLIO BY OCCUPANCY TYPE
--------------------------------------------------------------------------------------
                                                                          PERCENT OF
 OCCUPANCY                 NUMBER OF LOANS        CURRENT BALANCE    CURRENT BALANCE
--------------------------------------------------------------------------------------
 Owner Occupied                      2,340          73,888,055.43             97.93%
 Non-Owner Occupied                     39           1,562,064.71              2.07%
--------------------------------------------------------------------------------------
                                     2,379          75,450,120.14            100.00%
--------------------------------------------------------------------------------------



Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

PORTFOLIO BY COUPON
--------------------------------------------------------------------------------------
                                NUMBER OF                                 PERCENT OF
 COUPON RANGE                       LOANS          CURRENT BALANCE   CURRENT BALANCE
--------------------------------------------------------------------------------------
     8.01%   -       8.50%              5               684,170.96             0.91%
     8.51%   -       9.00%             17             1,916,028.59             2.54%
     9.01%   -       9.50%             57             3,417,376.11             4.53%
     9.51%   -      10.00%            162             6,093,229.28             8.08%
    10.01%   -      10.50%            136             6,344,995.94             8.41%
    10.51%   -      11.00%            191             7,021,940.07             9.31%
    11.01%   -      11.50%            229             8,675,159.42            11.50%
    11.51%   -      12.00%            416            12,995,195.57            17.20%
    12.01%   -      12.50%            208             6,815,807.73             9.03%
    12.51%   -      13.00%            257             7,002,609.88             9.28%
    13.01%   -      13.50%            165             3,393,932.38             4.50%
    13.51%   -      14.00%            182             3,883,490.45             5.15%
    14.01%   -      14.50%            156             3,150,791.60             4.18%
    14.51%   -      15.00%            158             3,293,866.75             4.37%
    15.01%   -      15.50%             38               739,125.41             0.98%
    15.51%   -      16.00%              1                10,000.00             0.01%
    16.01%   -      16.50%              1                12.400.00             0.02%
--------------------------------------------------------------------------------------
                                    2,379            75,450,120.14           100.00%
--------------------------------------------------------------------------------------


PORTFOLIO BY CURRENT
BALANCE
-------------------------------------------------------------------------------------
                                NUMBER OF                                 PERCENT OF
 CURRENT BALANCE RANGE              LOANS           CURRENT BALANCE  CURRENT BALANCE
-------------------------------------------------------------------------------------
             1 -     25,000         1,164             19,805,507.82           26.25%
        25,001 -     50,000           904             30,760,132.53           40.76%
        50,001 -     75,000           188             11,591,292.88           15.36%
        75,001 -    100,000            69              5,990,927.96            7.94%
       100,001 -    125,000            32              3,607,347.26            4.78%
       125,001 -    150,000             9              1,243,242.75            1.65%
       150,001 -    175,000             8              1,294,739.66            1.72%
       175,001 -    200,000             1                177,585.78            0.24%
       200,001 -    225,000             1                   210,000            0.28%
       225,001 -    250,000             2                490,343.50            0.65%
       250,001 -    275,000             0                         0            0.00%
       275,001 -    300,000             1                279,000.00            0.37%
-------------------------------------------------------------------------------------
                                    2,379             75,450,120.14          100.00%
-------------------------------------------------------------------------------------

PORTFOLIO BY DAYS DELINQUENT
-------------------------------------------------------------------------------------
                                                                          PERCENT OF
 DAYS DELINQUENT           NUMBER OF LOANS        CURRENT BALANCE    CURRENT BALANCE
-------------------------------------------------------------------------------------
 Current                             2,331          73,634,410.43             97.59%
 30-59 Days                             48           1,815,709.71              2.41%
-------------------------------------------------------------------------------------
                                     2,379          75,450,120.14            100.00%
-------------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

PORTFOLIO BY ORIGINATION
DATE
-------------------------------------------------------------------------------------
                                NUMBER OF                                 PERCENT OF
 ORIGINATION DATE                   LOANS        CURRENT BALANCE     CURRENT BALANCE
-------------------------------------------------------------------------------------
      01/01/95 -   12/31/95             2              53,217.44               0.07%
      01/01/96 -   12/31/96           104           3,351,719.15               4.44%
      01/01/97 -   12/31/97         2,273          72,045,183.55              95.49%
-------------------------------------------------------------------------------------
                                    2,379          75,450,120.14             100.00%
-------------------------------------------------------------------------------------


PORTFOLIO BY SEASONING
-------------------------------------------------------------------------------------
                                NUMBER OF                                 PERCENT OF
 SEASONING                          LOANS           CURRENT BALANCE  CURRENT BALANCE
-------------------------------------------------------------------------------------
             0 -          0           127              3,832,390.13            5.08%
             1 -         12         2,203             70,194,878.49           93.03%
            13 -         24            49              1,422,851.52            1.89%
-------------------------------------------------------------------------------------
                                    2,379             75,450,120.14          100.00%
-------------------------------------------------------------------------------------




Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.